FIRST EAGLE VARIABLE FUNDS

First Eagle Overseas Variable Fund

1345 Avenue of the Americas
New York, New York 10105
(800) 334-2143

SUPPLEMENT DATED SEPTEMBER 12, 2008
TO PROSPECTUS DATED APRIL 30, 2008

This Supplement is intended to highlight certain changes to the Prospectus dated April 30, 2008. Please review these matters carefully.

Portfolio Management

Mr. Matthew McLennan serves as the Co-Portfolio Manager for First Eagle Overseas Variable Fund alongside Messrs. Jean-Marie Eveillard and Abhay Deshpande. Mr. McLennan recently joined Arnhold and S. Bleichroeder Advisers, LLC, investment adviser to the First Eagle Variable Funds, after serving in senior positions with Goldman Sachs Asset Management in London and New York. While at his predecessor firm for over fourteen years, Mr. McLennan was Chief Investment Officer of a London-based investment team from 2003 to 2008 where he was responsible for managing a focused value-oriented global equity product and held positions from 1994 to 2003 that included portfolio management and investment analyst responsibilities for small-cap and mid-cap value equity portfolios.

Mr. Abhay Deshpande serves as Co-Portfolio Manager for First Eagle Overseas Variable Fund with Messrs. Eveillard and McLennan. Mr. Deshpande joined Arnhold and S. Bleichroeder Advisers, LLC in 2000 and served as a senior member of the First Eagle analyst team and portfolio manager for a number of institutional accounts before becoming Associate Portfolio Manager for First Eagle Overseas Variable Fund in September 2007. Prior to 2000, Mr. Deshpande spent three years as a research analyst with Harris Associates, investment adviser to the Oakmark Funds.

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The information in this Supplement modifies the First Eagle Variable Funds' Prospectus dated April 30, 2008. In particular, and without limitation, the information contained in this Supplement modifies (and if inconsistent, replaces) information relevant to that section of the Prospectus entitled "The Adviser".